Net (Loss) Income Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Net (Loss) Income Per Share
NOTE 20. NET (LOSS) INCOME PER SHARE
The following is a reconciliation of the numerator and denominator of basic and diluted net loss per share as of December 31 (in thousands, except per share data):

	2014	2013	2012
Numerator:
Income (loss) from continuing operations	$61,608	$241,624	$(50,871)
Less: Net (loss) income from continuing operations attributable to noncontrolling interests	(399)	—	—
Income (loss) from continuing operations attributable to Endo International plc ordinary shareholders	62,007	241,624	(50,871)
Loss from discontinued operations attributable to Endo International plc ordinary shareholders, net of tax	(783,326)	(926,963)	(689,466)
Net loss attributable to Endo International plc ordinary shareholders	$(721,319)	$(685,339)	$(740,337)
Denominator:
For basic per share data—weighted average shares	146,896	113,295	115,719
Dilutive effect of ordinary share equivalents	2,600	2,453	—
Dilutive effect of 1.75% Convertible Senior Subordinated Notes and warrants	7,234	4,081	—
For diluted per share data—weighted average shares	156,730	119,829	115,719

Basic net loss per share data is computed based on the weighted average number of ordinary shares outstanding during the period. Diluted loss per share data is computed based on the weighted average number of ordinary shares outstanding and, if there is net income from continuing operations attributable to Endo International plc ordinary shareholders during the period, the dilutive impact of ordinary share equivalents outstanding during the period. Ordinary share equivalents are measured under the treasury stock method.
All stock options and stock awards were excluded from the diluted share calculation for the year ended December 31, 2012 because their effect would have been anti-dilutive, as the Company was in a loss position.
The 1.75% Convertible Senior Subordinated Notes due April 15, 2015 are only included in the dilutive net loss per share calculations using the treasury stock method during periods in which the average market price of our ordinary shares was above the applicable conversion price of the Convertible Notes, or $29.20 per share and the impact would not be anti-dilutive. In these periods, under the treasury stock method, we calculated the number of shares issuable under the terms of these notes based on the average market price of the shares during the period, and included that number in the total diluted shares outstanding for the period.
We have entered into convertible note hedge and warrant agreements that, in combination, have the economic effect of reducing the dilutive impact of the Convertible Notes. However, we separately analyze the impact of the convertible note hedge and the warrant agreements on diluted weighted average shares outstanding. As a result, the purchases of the convertible note hedges are excluded because their impact would be anti-dilutive. The treasury stock method is applied when the warrants are in-the-money with the proceeds from the exercise of the warrant used to repurchase shares based on the average share price in the calculation of diluted weighted average shares. Until the warrants are in-the-money, they have no impact to the diluted weighted average share calculation. The total number of shares that could potentially be included if the warrants were exercised is approximately 3.4 million at December 31, 2014.
The maximum weighted average incremental potential dilution of shares that could have occurred if our Convertible Notes and warrants were converted to ordinary shares was 7.4 million, 21.9 million and 26.0 million shares for the years ended December 31, 2014, 2013 and 2012, respectively. These amounts were excluded from the diluted loss per share per share calculations for those respective periods.